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                                                                     Exhibit d.1

                   COUNTERSIGNED AND REGISTERED
                         EQUISERVE TRUST COMPANY, N.A.
                                 TRANSFER AGENT AND REGISTRAR
                   BY
                                                     AUTHORIZED SIGNATURE

   NUMBER                        MVC CAPITAL, INC.                    SHARES

    MVC
                  ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS                                      CUSIP 553829 10 2
TRANSFERABLE IN CANTON, MA,                              SEE REVERSE FOR CERTAIN
JERSEY CITY, NJ AND NEW YORK,                            DEFINITIONS
NY

THIS CERTIFIES THAT

IS THE OWNER OF

    FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE
                       COMMON STOCK OF MVC CAPITAL, INC.

(the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated:

                               MVC Capital, Inc.
                                      SEAL
                                  Dec. 2, 1999
          Secretary                 Delaware                 Chairman

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                               MVC CAPITAL, INC.

      The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common            UNIF GIFT MIN ACT-_____Custodian______
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
           survivorship and not as                  Act ________________________
           tenants in common                              (State)

                         UNIF TRF MIN ACT - _____ Custodian (until age ____)
                                            (Cust) _____ under Uniform Transfers
                                                  (Minor)
                                                  to Minors Act ___________
                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

      For Value Received, _______________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[                          ]
____________________________________________________________________
     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

____________________________________________________________________

____________________________________________________________________

___________________________________________________________________ Shares of
the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: __________________________


                                        X ________________________________
                                        X ________________________________
                                           THE SIGNATURE TO THIS ASSIGNMENT MUST
                                   NOTICE: CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER

Signature(s) Guaranteed

By_________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATION AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17Ad-15